================================================================================

                                     084889
STATEMENT OF REPRESENTATION WORK                                    [Stamp]
                                                             Department Use Only
                                                               Northern Affairs
                                                                AUG 26 2005
                                                               MINING RECORDER
                                                             YELLOWKNIFE, N.W.T.
Form 9

I have done, or caused to be done, work on the following mineral claim(s):
--------------------------------------------------------------------------------
Amount of fees                           Receipt no.
61.98                                    M080671
--------------------------------------------------------------------------------
Name of claim holder(s)                                    Telephone no.
GLEN MACDONALD                                             604-719-8129
--------------------------------------------------------------------------------
Licence no. (valid licence required)         Mining District            NTS
N31261                                       NWT                        85I11
--------------------------------------------------------------------------------
Work performed on mineral claim(s)
IDA2F81806               IDAF81807
--------------------------------------------------------------------------------
Type of work performed                          Work performed on following days
SAMPLING & GEOLOGY                              7 SEPT 2003
--------------------------------------------------------------------------------
Work done by                                    Address
G. MACDONALD, D. STRICKUTHA  M. BRANDEN         VANCOUVER & YELLOWKNIFE
--------------------------------------------------------------------------------
Group certificate no.                           Total value of work performed
                                                4497.20
--------------------------------------------------------------------------------
 The above work is to be applied to renew the following claim(s) in the amounts
--------------------------------------------------------------------------------

                                             Cost Distribution
Claim no.     Claim name    Acreage      New work      Existing excess credit     Next due date      Excess Credit
------------------------------------------------------------------------------------------------------------------
F81806        IDA2          309.90       2248.60                                  2007-05-27         389.20
F81807        IDA3          309.90       2248.60                                  2007-05-27         389.20
------------------------------------------------------------------------------------------------------------------

I hereby certify that
1) I have personal and intimate knowledge of the above noted facts and 2) these facts are true:
--------------------------------------------------------------------------------
Claim holder or agents signature          Certificate               Date
                                                                    26 Aug 2005
--------------------------------------------------------------------------------
                                Department Use Only
--------------------------------------------------------------------------------
This statement is approved as is Mining Recorder Signature Approved date or is approved to the value of:
$
--------------------------------------------------------------------------------